EXHIBIT 10.3

WAIVER

This Waiver is entered into as of September 11, 2003, by and between Artisan Equity Limited (“Artisan”) and Dendreon Corporation (“Dendreon”). Capitalized terms used in this Waiver and not otherwise defined shall have the same meanings set forth in the Corvas International, Inc., Amended and Restated 5.5% Convertible Senior Subordinated Notes due 2006, for the principal amounts of $6,500,000 and $3,500,000, respectively, each dated July 22, 2003 (each a “Note” and, collectively, the “Notes”).

Recitals

A. The Notes are held by Artisan and, as a result of Dendreon’s acquisition of Corvas International, Inc. (the “Merger”), Dendreon has succeeded to the obligations of Corvas International, Inc., under each Note.

B. Artisan has exercised its right, pursuant to the Notes and arising due to the Merger, to require Dendreon to redeem the Notes, and Dendreon has elected, pursuant to the Notes, to pay the Accretion Portion of the Redemption Price of the Notes by delivery of 363,265 shares (the “Shares”) of Dendreon Common Stock.

C. Dendreon has requested that Artisan waive the requirement that the Shares be delivered on the Redemption Date in order to permit a later delivery of the Shares as provided herein, and Artisan has agreed to such a waiver, on the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Artisan hereby waives the requirement, set forth in Section 4.3 of each Note, that Dendreon deliver the Shares on the Redemption Date, in order to permit a later delivery of the Shares as provided in Section 2 below.

2. Dendreon shall (a) promptly prepare and file with the Securities and Exchange Commission (the “SEC”) a post-effective amendment (the “Amendment”) to its Registration Statement on Form S-3, Registration No. 333-102351 (the “Registration Statement”), to provide for the registration of the issuance and delivery of the Shares to Artisan pursuant to the Registration Statement; (b) use its reasonable best efforts to cause the Amendment to be declared effective by the SEC; and (c) promptly after the SEC has declared the Amendment effective, issue and deliver the Shares to Artisan under the Registration Statement, as amended.

3. Artisan hereby agrees not to sell, assign, pledge, transfer or otherwise dispose of the Shares before September 22, 2003.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

ARTISAN EQUITY LIMITED

By:

Print Name:

Title:

DENDREON CORPORATION

By:

Print Name:

Title:

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